UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2009

PASHMINADEPOT.COM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-151909 (Commission File Number)	26-1703723 (IRS Employer Identification No.)

9694 Royal Palm Blvd., Coral Springs, Fl 33065

(Address of Principal Executive Offices, Zip Code)

(954) 856-5718

(Registrant’s Telephone Number, Including Area Code)

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.	Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On August 3, 2009, Pashminadepot.com, Inc., a Florida corporation (the “Registrant”) changed its principal independent accountants. On such date, Moore & Associates, Chartered Accountants and Advisors resigned from serving as the Registrant’s independent registered public accounting firm and the Registrant retained Seale & Beers CPAs as its principal independent accountants. The decision to change accountants was approved by the Registrant’s Board of Directors.

The Resignation of Moore & Associates.

Moore & Associates was the independent registered public accounting firm for the Registrant’s from November 13, 2007 (inception) until August 3, 2009. None of Moore & Associates reports on the Registrant’s financial statements from November 13, 2007 (inception) until May 31, 2009 and for the period since then until August 3, 2009 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Moore & Associates served as the Registrant’s principal independent accountants.

However, the report of Moore & Associates, dated July 13, 2009, on our financial statements as of and for the year ended May 31, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern for the period November 13, 2007 (inception) to May 31, 2008 and for the fiscal year ended May 31, 2009.

The Registrant has provided Moore & Associates with a copy of this disclosure and has requested that Moore & Associates furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Moore & Associates addressed to the Securities and Exchange Commission dated August 6, 2009 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Seale & Beers CPAs

Prior to August 6, 2009, the date that Seale & Beers CPAs was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Seale & Beers CPAs regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Seale & Beers CPAs that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Seale & Beers CPAs regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-X and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-X

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter, dated August 6, 2009, from Moore & Associates to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASHMINADEPOT.COM, INC.

By:	/s/ Edward Sanders
Name:	Edward Sanders
Title:	President and Chief Executive Officer

Date: August 7, 2009